Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Theriva Biologics, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven A. Shallcross, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge

(1)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2026

By:	/s/ Steven A. Shallcross
Name:	Steven A. Shallcross
Title:	Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)